2010 Final Director Election Report

November 9, 2010

Dear Stockholder:

The Federal Home Loan Bank of New York (“FHLBNY”) is pleased to announce that both candidates participating in the FHLBNY’s 2010 election of Independent Directors to the Board of Directors (“Board”) – Ms. Anne Evans Estabrook and Mr. Richard S. Mroz – were elected by the FHLBNY’s eligible members on November 4, 2010 to serve on the FHLBNY’s Board for terms of office that begin on January 1, 2011 and which will both run for four years, expiring on December 31, 2014. Ms. Estabrook was also elected to fill a Public Interest Directorship; such directorships are a subset of the Board’s Independent Directorships. Ms. Estabrook and Mr. Mroz both currently serve on the FHLBNY’s Board.

331 FHLBNY members were eligible to vote in this election. Of this number, 145 members voted, representing 44% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open Independent Directorships was 12,545,150. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes, and this threshold was passed by both candidates:

• Ms. Estabrook received 6,198,035 votes, representing 49% of the total number of eligible votes.

• Mr. Mroz received 5,952,047 votes, representing 47% of the total number of eligible votes.

In addition, the FHLBNY is pleased to announce that Mr. Joseph R. Ficalora, Chairman, President & CEO, New York Community Bank, Westbury, New York, and Mr. John R. Buran, President and CEO, Flushing Savings Bank, Lake Success, New York, were elected by the FHLBNY’s New York State members on November 4, 2010 to serve on the FHLBNY’s Board as Member Directors representing New York for terms of office commencing on January 1, 2011. Mr. Ficalora’s term will run for four years, through December 31, 2014. Mr. Buran’s term will run for one year, through December 31, 2011. Mr. Buran was elected to a shorter term in accordance with a directive from the Federal Housing Finance Agency (“FHFA”), the regulator of the Federal Home Loan Banks, that was intended to stagger the terms of the FHLBNY’s directors more evenly. Mr. Ficalora currently serves on the FHLBNY’s Board; his term expires on December 31, 2010.

197 FHLBNY members in New York State were eligible to vote in this election. Of this number, 109 members voted, representing 55 % of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open Member Directorships was 5,987,684. Mr. Ficalora received 2,461,181 votes, and Mr. Buran received 1,517,748 votes.

In addition to Messrs. Ficalora and Buran, five other candidates for the two open Member Director seats in New York were on the ballot:

• Mr. Thomas L. Hoy, Chairman, President & CEO, Glens Falls National Bank & Trust Company, Glens Falls, New York, who received 1,284, 618 votes.

• Ms. Marjorie S. Rovereto, President and CEO, Ulster Savings Bank, Kingston, New York, who received 525,721 votes.

• Mr. Joseph Pistilli, Chairman, President & CEO, First Central Savings Bank, Glen Cove, New York,
who received 380,217 votes.

• Mr. David J. Nasca, President and CEO, Evans Bank, N.A., Hamburg, New York, who received 379, 138 votes.

• Mr. Jon J. Cooper, President and CEO, Champlain National Bank, Willsboro, New York , who received 62, 123 votes.

As previously reported to you on September 8, 2010, due to a lack of other nominees and in accordance with the FHFA’s director election regulations, the FHLBNY declared current New Jersey Member Directors Mr. Ronald E. Hermance, Chairman, President and CEO, Hudson City Savings Bank, Paramus, New Jersey, and Mr. Kevin J. Lynch, Chairman, President and CEO, Oritani Bank, Washington Township, New Jersey elected to serve as Member Directors representing New Jersey for four-year terms of office commencing on January 1, 2011 and ending on December 31, 2014.

Biographical information provided by each of the six Directors elected in 2010 to serve on the Board commencing on January 1, 2011 is attached for your information.

Thank you for participating in this year’s director election process. Your contribution helps ensure sound representation on our Board of Directors for the mutual benefit of the Bank and all the stockholders it serves.

Sincerely,

/s/ Alfred A. DelliBovi
Alfred A. DelliBovi
President and Chief Executive Officer

Biographical Information Regarding Federal Home Loan Bank of New York Directors With Terms
Commencing January 1, 2011

JOHN R. BURAN

John R. Buran is a Director, President and Chief Executive Officer of Flushing Financial Corporation, holding company for Flushing Savings Bank and Flushing Commercial Bank. He joined Flushing in 2001 as Chief Operating Officer and became a Director of the bank and holding company in 2003. In 2005 he was named President and Chief Executive Officer.

A seasoned executive, Mr. Buran’s career spans over 30 years in the banking industry, beginning with Citibank in 1977. There he held a variety of management positions including Business Manager of their retail distribution in Westchester, Long Island and Manhattan and Vice President in charge of their Investment Sales Division. He left Citibank to become Senior Vice President, Division Head for Retail Services of NatWest Bank and later Executive Vice President of Fleet Bank’s (now Bank of America) retail branch system in New York City, Long Island, Westchester and Southern Connecticut. Mr. Buran also spent time as a consultant and Assistant to the President of Carver Bank, the nation’s largest minority controlled bank.

Throughout his career, Mr. Buran has devoted his time to a variety of charitable and not-for profit organizations. He has been a board member of the Long Island Association, both the Nassau and Suffolk County Boy Scouts, Family and Children’s Association, EAS, Long Island University, the Long Island Philharmonic and Channel 21. He was the fundraising chairman for the Suffolk County Vietnam Veteran’s War Memorial in Farmingville, New York and has been recipient of the Boy Scouts’ Chief Scout Citizen Award. His work in the community has been recognized by Family and Children’s Association, and the Gurwin Jewish Geriatric Center. He was also a recipient of the Long Island Association’s SBA Small Business Advocate Award. Mr. Buran was honored with St. Joseph’s College’s Distinguished Service Award in 1998 and 2004. Today, he serves on the Board of Trustees of the College where he is a member of the Finance, and Nominating Committees. He also serves as Audit Committee Chairman and is former Board President of Neighborhood Housing Services of New York City. He is a Board member of The Korean American Youth Foundation. He is also currently Vice Chairman of the New York Bankers Association as well as the Chairman of New York Bankers Service Corporation.

Mr. Buran received his B.S. degree in Management and an MBA both from New York University.

ANNE EVANS ESTABROOK

Anne Estabrook has been a member of the Board of Directors of the Federal Home Loan Bank of New York since 2004. Ms. Estabrook has been chief executive of Elberon Development Co. in Cranford, New Jersey since 1984. It, together with its affiliated companies, own approximately two million square feet of rental property. Most of the property is industrial with the remainder serving commercial and retail tenants. She is the past chairman of the New Jersey Chamber of Commerce and, until June 2007, served on its executive committee, and chaired its nominating committee. She previously served as a director on the boards of New Brunswick Savings Bank, Constellation Bancorporation, United Jersey Bank, and Summit Bancorp. Ms. Estabrook was President of the New Jersey Chapter of the National Association of Industrial & Office Properties in 1995 and 1996, and was National Chairman of this organization in 2001. Ms. Estabrook also served as a member of the Lay Board of the Delbarton School in Morristown for 15 years, including five years as chair. Since 2005, Ms. Estabrook has served as a Director of New Jersey American Water Company, Inc. Ms. Estabrook is also currently a member and Secretary of the Board of Trustees of Catholic Charities, serves on its Executive Committee and its Audit Committee, and Chairs its Finance Committee and Building and Facilities Committees. She is on the Board of Overseers of the Weill Cornell Medical School, is a Trustee of St. Barnabas Corporation, and is also on the Board of Trustees of Monmouth Medical Center, where she serves on its Executive and Community Action Committees, and Chairs the Children’s Hospital Committee. Ms. Estabrook serves as a Member of the Liberty Hall Museum Board at Kean University in Union, NJ and serves as a Director on the Board of the New Jersey Performing Arts Center.

JOSEPH R. FICALORA

Joseph Ficalora has been a member of the Board of Directors of the Federal Home Loan Bank of New York since January 2005. He has also been President and Chief Executive Officer and a Director of New York Community Bancorp, Inc. since its inception on July 20, 1993 and President and Chief Executive Officer and a Director of its primary subsidiaries, Bank member New York Community Bank (“New York Community”) and Bank member New York Commercial Bank (“New York Commercial”), since January 1, 1994 and December 30, 2005, respectively. On January 1, 2007, he was appointed Chairman of New York Community Bancorp, Inc., New York Community and New York Commercial, a position he previously held at New York Community Bancorp, Inc. from July 20, 1993 through July 31, 2001 and at New York Community from May 20, 1997 through July 31, 2001. Since 1965, when he joined New York Community (formerly Queens County Savings Bank), Mr. Ficalora has held increasingly responsible positions, crossing all lines of operations. Prior to his appointment as President and Chief Executive Officer of New York Community in 1994, Mr. Ficalora served as President and Chief Operating Officer (beginning in October 1989); before that, he served as Executive Vice President, Comptroller and Secretary. A graduate of Pace University with a degree in business and finance, Mr. Ficalora provides leadership to several professional banking organizations. In addition to previously serving as a member of the Executive Committee and as Chairman of the former Community Bankers Association of New York State, Mr. Ficalora is a Director of the New York State Bankers Association and Chairman of its Metropolitan Area Division. Mr. Ficalora also served as a member of the Board of Directors of the Thrift Institutions Advisory Council of the Federal Reserve Board in Washington, D.C., and as a member of the Thrift Institutions Advisory Panel of the Federal Reserve Bank of New York. In addition, he is a member of the Board of Directors of the American Bankers Association, RSI Retirement Trust and also of Peter B. Cannell and Co., Inc., an investment advisory firm that became a subsidiary of New York Community in 2004. Mr. Ficalora has previously served as a director of Computhrift Corporation, Chairman and board member of the New York Savings Bank Life Insurance Fund, President and Director of the MSB Fund and President and Director of the Asset Management Fund Large Cap Equity Institutional Fund, Inc. Mr. Ficalora has been a member of the Board of Directors of the Queens Chamber of Commerce since 1990 and a member of its Executive Committee since April 1992. In addition, Mr. Ficalora is President of the Queens Borough Public Library and the Queens Library Foundation Board, and serves on the Boards of Directors of the New York Hall of Science, New York Hospital-Queens, Flushing Cemetery, and on the Advisory Council of the Queens Museum of Art. He previously served on the Board of Trustees of the Queens College Foundation and the Queens Museum of Art.

RONALD E. HERMANCE

Ronald Hermance, Chairman, President and Chief Executive Officer of Bank member Hudson City Savings Bank, Paramus, New Jersey, has over 20 years of service with that institution. He joined Hudson City as Senior Executive Vice President and Chief Operating Officer and was also named to the Board of Directors. In 1997, he was promoted to President, and on January 1, 2002, he became Chief Executive Officer. On January 1, 2005, Mr. Hermance assumed the title of Chairman in addition to President and Chief Executive Officer. Mr. Hermance carries similar titles in Hudson City Bancorp, the parent company, which trades on NASDAQ. He serves as a member of the Thrift Institutions Advisory Panel of the Federal Reserve Bank of New York, and as a trustee of St. John Fisher College.

KEVIN J. LYNCH

Kevin J. Lynch has been President and Chief Executive Officer of Bank member Oritani Bank, headquartered in the Township of Washington, New Jersey, since July 1, 1993. He has also been President and Chief Executive Officer of Oritani Financial Corporation, the holding company of Oritani Bank, since 1998. Mr. Lynch has also served as Chair of the two aforementioned entities since August of 2006; prior to that time, he served as a Director. Mr. Lynch is a former Chairman of the New Jersey League of Community Bankers and served as a member of its Board of Governors for several years and also served on the Board of its subsidiary, the Thrift Institutions Community Investment Corp. (TICIC). Mr. Lynch is a member of the Professional Development and Education Committees of the American Bankers Association. He has been a member of the Board of Directors of the Pentegra Services, Inc. since 1997, was Chair of that Board in 2004 and 2005 and was Vice Chair in 2002 and 2003. He is a member of the American Bar Association and a former member of the Board of Directors of Bergen County Habitat for Humanity. Mr. Lynch is also a member of the Board of Directors of the Hackensack Main Street Business Alliance. Prior to appointment to his current position at Oritani Bank in 1993, Mr. Lynch was Vice President and General Counsel of a leasing company and served as a director of Oritani Bank. Mr. Lynch earned a Juris Doctor degree from Fordham University, an LLM degree from New York University, an MBA degree from Rutgers University and a BA in Economics from St. Anselm’s College.

RICHARD S. MROZ

Richard Mroz has been a member of the Board of Directors of the Federal Home Loan Bank of New York since 2002. Mr. Mroz, of Haddonfield, New Jersey, is a government and public affairs consultant and lawyer. For six years, until December 31, 2006, Mr. Mroz was Of Counsel to the law firm of Stradley Ronon Stevens & Young, LLP. Mr. Mroz has been the sole proprietor of a government and public affairs consulting business since January 1, 2010. From January 1, 2007 until December 2009, he served as President of Salmon Ventures, Ltd, a firm with which he maintains an affiliation. Salmon Ventures is a non-legal government, regulatory and public affairs consulting firm. Mr. Mroz represents clients in New Jersey and nationally in connection with legislative, regulatory and business development affairs. Mr. Mroz, as a governmental affairs agent, is an advocate for clients in the utility, real estate, insurance and banking industries for federal, state, and local regulatory, administrative, and legislative matters. He also became Of Counsel to the law firm of Gruccio, Pepper, DeSanto & Ruth on April 1, 2007. In his law practice he concentrates on real estate, corporate and regulatory issues. He has a distinguished record of community and public service. Mr. Mroz is the former Chief Counsel to New Jersey Governor Christine Todd Whitman, serving in that position in 1999 and 2000. Prior to that, he served in various capacities in the Whitman Administration, including Special Counsel, Director of the Authorities, and member of the Governor’s Transition Team. He served as County Counsel for Camden County, New Jersey, from 1991 to 1994. Mr. Mroz is also active in community affairs, serving on the board of directors for the New Jersey Alliance for Action and also as the Chairman of the Board of the Volunteers for America, Delaware Valley. Mr. Mroz currently serves as counsel to the New Jersey Conference of Mayors, and was former counsel to the Delaware River Bay Authority and to the Atlantic City Hotel and Lodging Association. He is also the solicitor for the Waterford Township, N.J., Planning Board. He has been a frequent commentator on Philadelphia radio and TV stations regarding election and political issues.